Filed Pursuant to Rule 497
File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated October 13, 2009

to

Prospectus dated August 28, 2009

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation (“FSIC”) dated August 28, 2009.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

Status of Our Initial Public Offering

On October 5, 2009, The Board of Directors announced an increase in our public offering price to $10.40 per share beginning with the closing that occurred on October 1, 2009. The purpose of this action was to ensure that FSIC’s net asset value (“NAV”) per share does not exceed the net offering price, as required by the Investment Company Act of 1940. The Board of Directors determined that our estimated portfolio performance, together with current and projected market conditions, warranted taking this action and that an offering price of $10.40 per share is in the best interests of our investors.

In our monthly closing on September 1, 2009, we accepted subscriptions for 1,402,035 shares of our common stock at an average price per share of $9.88 for corresponding gross proceeds of $13,855,034. In our monthly closing on October 1, 2009, we accepted subscriptions for 1,163,824 shares of our common stock at an average price per share of $10.34 for corresponding gross proceeds of $12,028,557. We also issued 32,798 shares through our distribution reinvestment plan at an average price per share of $9.88 for corresponding gross proceeds of $324,048. Since commencing our public offering on December 15, 2008, we have received and accepted subscriptions totaling $70,083,452. Including $1,000,008 contributed by principals of our investment adviser in February 2008, we have accepted subscriptions for gross proceeds of $71,083,460 to date.

Portfolio Update

From August 28, 2009 to September 30, 2009, we invested in two new portfolio companies and increased our positions in four others through secondary market transactions.

Our investment portfolio consists of 37 positions in senior secured loans, second lien secured loans and senior secured bonds of U.S. companies with an average annual EBITDA of $309.7 million. The investments in our portfolio were purchased at an average price of 76.8% of par value. The weighted average credit rating of our portfolio is B3 based upon the Moody’s scale and our estimated gross annual portfolio yield is 14.6%(1). We intend to continue to grow our portfolio. The following is our investment portfolio as of September 30, 2009.

(1)	Based upon the purchase price of our investments.

Security	Industry	Date of Most Recent Purchase	Original Cost	Par Value
Senior Secured Loans – First Lien
Texas Competitive Electric Holdings (TXU Corp.), L+350, 10/10/14	Utility	Jun-09	$1,792,730	$2,484,791
First Data Corporation, L+275, 9/24/14	Merchant Processing	Jul-09	$1,456,522	$1,989,861
Vertellus Specialties, Inc., L+425, 12/10/12	Specialty Chemicals	Feb-09	$396,701	$488,248
Global Tel Link, L+600, 2/14/13	Telecommunications	Feb-09	$359,076	$409,203
DTN, Inc., L+500, 3/10/13	Business Information Services	Feb-09	$495,391	$569,415
King Pharmaceuticals, Inc., L+500, 4/19/12	Specialty Pharmaceuticals	Feb-09	$310,784	$344,837
Corel Corporation, L+400, 5/2/12	Software	Aug-09	$1,455,278	$1,763,173
1-800 Contacts, L+395, 3/4/15	Healthcare	Jul-09	$2,703,069	$3,086,961
Clarke American, L+250, 6/30/14	Business Information Services	Apr-09	$926,252	$1,489,841
Kenan Advantage Group, Inc., L+300, 12/16/11	Transportation and Logistics	Mar-09	$744,241	$992,322
West Corp, L+500, 10/24/13	Telecommunications Services	Mar-09	$432,953	$496,222
Contec LLC, L+475, 7/28/14	Telecommunications	May-09	$1,576,088	$1,988,703
Apptis Inc, L+325, 12/20/12	Defense & Aerospace	Apr-09	$645,724	$881,448
Safenet, L+250, 4/12/14	Networking and Security Equipment	Mar-09	$339,892	$496,193
Intralinks, L+275, 6/15/14	Business Information Services	May-09	$1,078,620	$1,484,038
NCO Group, L+500, 5/15/13	Business Process Outsourcing	Apr-09	$666,455	$994,709
Columbian Chemicals, L+600, 3/16/13	Commodity Chemicals	Apr-09	$752,548	$1,213,787
Quantum Corp, L+350, 7/12/14	Storage Software and Hardware	Apr-09	$746,232	$899,075
Clientlogic Corporation (Sitel), L+550, 1/30/14	Professional and Business Services	Jun-09	$1,440,000	$2,000,000
Caritor, Inc. (Keane), L+225, 6/4/13	IT Outsourcing	Jul-09	$1,522,176	$1,992,902
WCP Exposition Services, L+600, 4/29/11 (3)	Tradeshow Equipment and Services	Jun-09	$246,117	$543,904
Headwaters, Inc., L+675, 4/30/11	Building Products	Aug-09	$2,304,503	$2,414,695
Pierre Foods, Inc., L+600, 9/30/14	Food Producers and Distributors	Sep-09	$2,910,000	$3,000,000

Senior Secured Loans – Second Lien
Asurion Corp, L+650, 7/3/15	Insurance	Jan-09	$605,000	$1,000,000
Bresnan Communications LLC, L+450, 3/29/14	Broadcast and Entertainment	Jan-09	$720,000	$1,000,000
Harrington Holdings, L+600, 7/11/14	Healthcare	Apr-09	$640,000	$1,000,000
Intergraph, L+600, 11/28/14	Software	Apr-09	$850,000	$1,000,000
Awesome Acquisition Company (CiCi), L+500, 6/4/14	Restaurants	Jun-09	$1,360,000	$2,000,000
American Safety Razor, L+625, 1/30/14	Personal Care	Jun-09	$1,800,000	$2,500,000
Dresser Inc, L+575, 5/4/15	Computers and Electronics	Jul-09	$2,130,000	$3,000,000
Sorenson Communications Inc, L+700, 2/16/14	Telecommunications	Aug-09	$1,573,980	$2,008,443
Aspect Software Group, L+700, 6/29/12	Business Services	Aug-09	$2,025,000	$3,500,000
Sirius Computer, L+600, 5/30/13	Computer Hardware Distributor	Aug-09	$2,065,000	$3,000,000
FR Brand Acquisition Corp, L+600, 2/7/15	Oil and Gas	Jul-09	$1,260,000	$2,000,000
Building Materials Corp of America, L+575, 10/6/14	Building Products	Jul-09	$1,630,000	$2,000,000
Custom Building Products, L+800, 4/20/12	Building Products	Aug-09	$2,321,875	$2,500,000

Senior Secured Bonds – Second Lien
Protection One, Inc, 12%, 11/15/11	Security Services	Aug-09	$2,892,100	$2,915,000

			$47,174,308	$61,447,770

The table below shows portfolio investments that were sold or experienced a repayment in excess of 1% of a position’s value since August 14, 2009.

Security	Weighted Average Purchase Price(1)	Weighted Average Disposition Price(1)	Paydown Amount	Transaction Type
Corel Corp., L+400, 5/2/12	82.5	100.0	$74,858	Paydown
Global Tel Link Corp., L+600, 2/14/13	87.8	100.0	$8,159	Paydown
Headwaters, Inc., L+675, 4/30/11	95.4	100.0	$511,086	Paydown
Intralinks, L+275, 6/15/14	72.7	100.0	$15,962	Paydown

(1)	As a percentage of par value.

Update to “Risk Factors – Risks Relating to Our Business and Structure”

The risk factor on page 29 entitled “Current market conditions have impacted debt and equity capital markets in the United States, and we do not expect these conditions to improve in the near future” contained in “Risk Factors – Risks Relating to Our Business and Structure” section of the Prospectus is hereby revised to read as follows:

Current market conditions have impacted debt and equity capital markets in the United States, and we do not expect these conditions to improve in the near future.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations have also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Economic activity has remained subdued as unemployment rates continue to rise. Corporate interest rate risk premiums, otherwise known as credit spreads, remain at historically high levels, particularly in the loan and high yield bond markets. These conditions may negatively impact our ability to obtain financing, particularly from the debt markets. In addition, future financial market uncertainty could lead to further financial market disruptions and could further impact our ability to obtain financing.

The following risk factor on page 15 of the Prospectus with the caption currently including the first sentence of the caption below is hereby revised to read as follows:

•

The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded and in the future may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you.

The following risk factor on page 32 of the Prospectus with the caption currently including the first three sentences of the caption below is hereby revised to read as follows:

The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded and in the future may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions.

We intend to declare distributions monthly and pay distributions on a quarterly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. We may fund distributions from the uninvested proceeds of this offering and borrowings. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our net investment income or cash flow from operations.

While Franklin Square Holdings has, in the past, limited our expenses to ensure that such expenses were reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

Source of Distribution Payments

The following disclosure updates and supplements the disclosure contained in the sections of the Prospectus captioned “Prospectus Summary – Distributions,” “Distributions,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations – RIC Status and Distributions” and “Investment Objectives and Strategy – Distributions Update”:

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, expense reimbursements from Franklin Square Holdings, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and net investment income. The following table reflects the sources of the cash distributions that we have paid on our common stock to date and are presented in thousands:

	Three Months Ended March 31, 2009			Three Months Ended June 30, 2009
Source of Distribution	Distribution Amount		Percentage	Distribution Amount	Percentage
Offering Proceeds	$—		—	$—	—
Borrowings	—		—	—	—
Net Investment Income	—	(1)	— (1)	108	27%
Capital Gains Proceeds from the Sale of Assets	124		90%	235	60%
Non-Capital Gains Proceeds from the Sale of Assets	—		—	—	—
Expense Reimbursement	14	(2)	10%	52	13%

Total	$138		100%	$395	100%

(1)	For the three months ended March 31, 2009, we had a negative net investment income of $110,000. None of the distributions for the three months ended March 31, 2009 were funded from net investment income.
(2)	For the three months ended March 31, 2009, Franklin Square Holdings paid an expense reimbursement to us of $124,000, of which $110,000 was used to fund our negative net investment income and the remaining $14,000 was used to fund cash distributions to our stockholders.

Update to Reports to Stockholders and Distributions

The following disclosure supplements the disclosure contained in the sections of the Prospectus captioned “Prospectus Summary – Reports to Stockholders” and “Distributions” sections of the Prospectus:

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.